Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
Note 15
Income Taxes:

The Company accounts for income taxes pursuant to FASB ASC Topic 740, Income Taxes (“ASC Topic 740”). ASC Topic 740 is an asset-and-liability approach that requires the recognition of deferred tax assets and liabilities for the expected tax consequences of events that have been recognized in the Company's financial statements or tax returns.

The Company recorded no provisions in 2009, 2008 and 2007 due to losses incurred. Any other provisions, including accrual adjustments for prior periods, were completely offset by changes in the deferred tax valuation allowance.

Income tax expense (benefit) consists of the following:

	Year Ended December 31,
	2010	2009	2008
Federal, including AMT tax:
Current	$-	$-	$-
Deferred	(262,000)	(2,475,000)	(2,494,000)
State:
Current	-	-	-
Deferred	(199,000)	(5,118,000)	(228,000)
	(461,000)	(7,593,000)	(2,722,000)

Change in valuation allowance	461,000	7,593,000	2,722,000
Income tax expense	$-	$-	$-

A reconciliation of the effective tax rate with the Federal statutory tax rate of 34% follows:

	Year Ended December 31,
	2010	2009	2008

Expected Federal tax benefit at statutory rate	$2,966,000	$3,577,000	$3,839,000

Gross change in valuation allowance	461,000	(7,593,000)	(2,722,000)

Adjustments of temporary differences and net operating loss expirations and limitations	(3,503,000)	3,651,000	(1,313,000)

State income taxes	(199,000)	286,000	228,000

Other, including credit carryforwards	275,000	79,000	(32,000)

Income tax expense	$-	$-	$-

As of December 31, 2010, the Company had approximately $127,800,000 of Federal net operating loss carryforwards in the United States which expire through 2030. Included in the aggregate Federal net operating loss carryforward are approximately $28,663,000 of losses sustained by businesses prior to tax-free acquisistions. As of December 31, 2010, the Company has estimated that only $21,486,000 of such net operating losses, can be realized, based on Federal limitations on the useabililty of such expiring losses. There have been no other changes of ownership identified by management in 2010 that materially limit the Company's utilization of loss carryforwards. If the Company undergoes a change or ownership in the future, the utilization of the Company's loss carryforwards may be materially limited. After conversion to U.S. dollars, Photo Therapeutics, Ltd. had approximately $16,019,000 of net operating loss carryforwards, of which $14,950,000 were incurred before the acquisition on February 27, 2009. These losses under British rules have no expiration. As of December 31, 2010, the Company had approximately $60 million of gross State net operating loss carryforwards which expire generally through 2017 to 2030, depending on the particular State's rules The Company did not make a Section 338 election to treat the purchase of the common stock of Photo Therapeutics, Inc. and Photo Therapeutics, Ltd. as an asset purchase.

In addition, the Company had approximately $1,351,000 of Federal tax credit carryforwards and alternative minimum tax credits of $112,000 as of December 31, 2010. The credit carryforwards have begun, and continue, to expire over the ensuing 20 years. Primarily due to Federal rules applicable to the acquisition of SLT, approximately $310,000 of the credit carryforward is subject to severe utilization constraints and accordingly have been ascribed no value in the deferred tax asset.

Net deductible, or favorable, temporary differences were approximately $27,260,000 at December 31, 2010. Of that amount, $26,023,000 were usable for federal tax purposes in the U.S. and the remaining $1,237,000 were usable for tax purposes in the U.K.

The changes in the deferred tax asset are as follows.

	December 31,
	2010	2009

Beginning balance, gross	$59,431,000	$51,838,000

Net changes due to:
Operating loss carryforwards	2,595,000	5,778,000

Temporary Differences	(3,332,000)	1,736,000

Other, including credit carryforwards	275,000	79,000

Ending balance, gross	58,969,000	59,431,000

Less: valuation allowance	(58,969,000)	(59,431,000)

Ending balance, net	$-	$-

The ending balances of the deferred tax asset have been fully reserved, reflecting the uncertainties as to realizability evidenced by the Company's historical results and restrictions on the usage of the net operating loss carryforwards.

Deferred tax assets (liabilities) are comprised of the following.

	December 31,
	2010	2009

Loss carryforwards	$47,582,000	$44,986,000
Carryforward and AMT credits	1,153,000	878,000
Accrued employment expenses	551,000	1,452,000
Amortization and write-offs	325,000	2,872,000
Bad debts	99,000	141,000
Deferred R&D costs	3,864,000	3,763,000
Deferred revenues	189,000	233,000
Depreciation	3,674,000	3,560,000
Inventory reserves	659,000	908,000
Other accruals and reserves	527,000	292,000
U.K. capital and research allowances, etc.	346,000	346,000
Gross deferred tax asset	58,969,000	59,431,000

Less: valuation allowance	(58,969,000)	(59,431,000)

Net deferred tax asset	$-	$-

Benefits that may be realized from components in the deferred tax asset that were contributed by acquired companies will be recognized directly in the Company's Statement of Operations. Within the net operating loss carryforward as of December 31, 2010 are approximately $6,651,000 of benefit from tax deductions from the exercise of Company stock options. The preponderance of these options were made to employees and therefore no book expense was recognized on their grant. Such benefits, if recognized upon a reduction of the valuation allowance, will be credited to the paid in capital account of the Company.

The Company adopted ASC Topic 740 which clarifies the accounting for uncertainty in income taxes recognized in the financial statement in accordance. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. There were no significant matters determined to be unrecognized tax benefits taken or expected to be taken in a tax return that have been recorded on the Company's consolidated financial statements for the year ended December 31, 2010.

Additionally, ASC Topic 740 provides guidance on the recognition of interest and penalties related to income taxes. There were no interest or penalties related to income taxes that have been accrued or recognized as of and for the years ended December 31, 2010, 2009 and 2008.

The Company files corporate income tax returns in the United States, both in the Federal jurisdiction and in various state jurisdictions. The Company is subject to Federal income tax examination for calendar tax years 2007 through 2010 and is also generally subject to various state income tax examinations for calendar years 2004 through 2010.